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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT:  OCTOBER 18, 1996

                            FIRST FINANCIAL BANCORP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                        COMMISSION FILE NUMBER : 0-12499



            CALIFORNIA                                          94-28222858
(STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)



     701 SOUTH HAM LANE, LODI, CALIFORNIA                     95242
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                                 (209)-367-2000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       NA
                 (FORMER NAME OR IF CHANGED SINCE LAST REPORT.)
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ITEM 5.      OTHER EVENTS

 Branch Acquisition

 Please refer to Exhibit 99 which contains a press release regarding the purchase of branches from Wells Fargo Bank by First Financial Bancorp's wholly owned subsidiary, Bank of Lodi.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

  Exhibits
  (99) Press release dated October 16, 1996.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       First Financial Bancorp
                                       -----------------------

Date October 18, 1996                  /s/ David M. Philipp
     ----------------                  -----------------------
                                       David M. Philipp
                                       Executive Vice-President & CFO
                                       Corporate Secretary

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